UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05550

The Alger Portfolios
Alger Mid Cap Growth Portfolio
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices)            (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Table of Contents

ALGER MID CAP GROWTH PORTFOLIO

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	8

Portfolio Summary (Unaudited)	10

Schedule of Investments	11

Statement of Assets and Liabilities	16

Statement of Operations	18

Statements of Changes in Net Assets	20

Financial Highlights	20

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	36

Additional Information (Unaudited)	38

Shareholders’ Letter (Unaudited)	December 31, 2020

Dear Shareholders,

The New Normal Provides Reason for Optimism

As I write this letter, I reflect upon how we have recently experienced some of the most significant events in many years. The presidential election was highly emotional and drew a record number of voters, and Covid-19 continued to create economic challenges and losses that will likely impact us for years to come–even as we begin to see vaccination programs ramp up. During the past 12 months, our healthcare system was challenged by Covid-19 while social justice issues became front and center in America. These issues are daunting and Alger has responded by supporting frontline healthcare workers and social justice organizations such as the Brooklyn NAACP and the New Jersey Institute for Social Justice.

I am proud to say our employees quickly adjusted to remote work and achieved notable and attractive investment performance. As sobering as the past year has been, we remain hopeful for our future, notwithstanding the challenges that lie ahead.

We believe the following points are essential:

•
Investors may want to consider seeking companies that are benefiting from dramatic changes occurring throughout the economy, including innovation, rather than align portfolios to which political parties control Washington, D.C.

•
A “New Normal” may continue after the pandemic, which has dramatically accelerated the speed at which digitization and other forms of innovation are occurring in our personal lives and the business world.

•
The rapid transformation occurring across industries, we believe, will continue after the pandemic and potentially create attractive opportunities for well-managed, innovative companies to generate strong earnings growth with new products that disrupt entire industries.

A Challenging Time

For calendar year 2020, the S&P 500 Index generated an 18.40% return. Corporate fundamentals initially supported investor sentiment and drove the index to a record high by the middle of February 2020. The global spread of the novel coronavirus, however, caused investor sentiment to plummet and from the February peak to March 23, the S&P 500 Index dropped 33.79% as investors grew increasingly concerned that efforts to slow the growth of the virus, such as stay-at-home orders and economic shutdowns, would trigger a global recession.

Sentiment quickly reversed when the Federal Reserve (“the Fed”) responded aggressively with two rate cuts totaling 150 basis points, bringing the fed funds target rate to 0.0% - 0.25%. The Fed also unveiled a round of quantitative easing while U.S. legislators began creating programs initially valued at more than $2 trillion to support businesses, increase unemployment benefits and provide one-time payments to certain individuals. Equities once again rallied despite the U.S. reporting that second quarter gross domestic product (GDP) contracted at an annual rate of 31.4%. Yet, other economic data was encouraging. After peaking in May at approximately 25 million, U.S. continuing unemployment claims decreased while monthly retail sales (ex. food services) began strengthening in June and were above pre-Covid-19 levels by the end of the year. Housing starts and the median sale price for existing homes also strengthened. Investors also remained optimistic that reopening the economy would support renewed GDP growth.

In the late summer, however, stimulus debates in Congress lost traction and the pandemic appeared to strengthen, causing the S&P 500 to drop 6.36% in September and October. Those fears quickly took backstage with the October announcement that third quarter annualized GDP grew 33.1%. The return of economic growth, optimism regarding vaccines and the potential for additional stimulus helped spark a market rally in the final months of the year and a strong rotation into cyclical stocks. Additionally, legislative gridlock appeared to be a possibility. President-elect Joe Biden’s party saw its majority in the House of Representatives narrow but will be able to have his vice president cast tie breaking votes in the Senate. Despite the late value rally, growth stocks led for the year with the Russell 3000 Growth Index generating a 38.26% return compared to the 2.87% return of the Russell 3000 Value Index.

International Markets Provide a Glimmer of Hope

Foreign equity markets also exhibited considerable volatility, but the MSCI ACWI ex USA Index generated an 11.13% return for the year and the MSCI Emerging Markets Index generated a positive 18.69% return over the same time period. Much of the positive performance of emerging markets was attributable to China and a handful of other Asian countries that implemented early and aggressive measures to curtail the pandemic and therefore minimized the impact of the virus on their economies.

The Beneficiaries of Change

The pandemic is accelerating the already rapid pace at which new products and services disrupt their industries and capture market share. Many of these changes, we believe, will continue even after the pandemic.

•
Remote working: The widespread implementation of work from home has created strong demand for new technologies that support online collaboration, videoconferencing, business process management, network capacity and security. As remote working has grown, firms such as CrowdStrike Holdings, Inc. that provide end-point protection against viruses, malware and other digital threats are experiencing increased demand for cloud-based security systems. We believe this trend may continue after the pandemic. In a study by Gartner, Inc., 82% of executives said they plan on letting employees work remotely some of the time and 47% said they will allow employees to work remotely all of the time (executives could select more than one answer).

•
Communications: In both government and commercial firms, the need for real-time communication with the public or their employees has driven the adoption of new communications platforms to manage dialogues. Everbridge, for example, announced during its second quarter earnings call that it has processed more than 700 million messages related to the pandemic.

•
E-commerce: Online shopping has seen near exponential acceleration while people have been under stay-at-home orders. In the first nine months of 2020, U.S. e-commerce sales grew 33% year-over-year, while traditional retail sales, excluding auto, gas and food services, grew a little more than 1% year-over-year. E-commerce package volumes are expected to more than triple to 111 million packages per day by 2026, up from 35 million in 2019. This trend benefits large online retailers such as Amazon.com, Inc., but it is also helping smaller retailers who had the foresight to adopt and even primarily build their businesses online, often using technology from companies such as Shopify, Square and HubSpot.

•
Healthcare: The adoption of telemedicine has accelerated as healthcare consumers and medical professionals embrace the technology to practice social distancing. In addition to convenience for patients, telemedicine is helping healthcare providers reduce their reliance on costly offices within hospitals or other facilities. We believe the adoption of this technology will continue after the pandemic. Separately, the rapid speed of developing Covid-19 vaccines has validated the groundbreaking power of genetic sciences, including mRNA technology, which instructs a patient’s cells to produce proteins that could prevent or treat a variety of diseases. We have identified at least 13 companies that are using mRNA to develop treatments for oncology, infectious diseases and cardiovascular and pulmonary disorders. The healthcare sector currently is in a robust period of additional forms of innovation, with significant acceleration in new fields like immunology-oncology, which engages the immune system to fight cancer, and gene therapy, which uses new genetic editing techniques to attempt to directly address diseases caused by genetic disorders. In the field of diagnostics, the development of a new generation of blood-based tests seeks to increase the sensitivity and accuracy of cancer detection and monitoring for cancer survivors; more detailed understanding of the pathology of a patient’s cancer, it is hoped, will also improve the design of cancer treatments for patients. If successful, these new blood-based diagnostic tools will likely supplement or, in some cases, substantially reduce the use of traditional biopsies in cancer treatment.

Going Forward

Rather than align our portfolios with the priorities of the U.S. president, or rotate into value or cyclical stocks in anticipation of stronger economic growth, we are focusing on finding attractive opportunities among companies that we believe have the potential for generating durable earnings growth with innovation that disrupts existing business models and even entire industries. In the past, value rallies have tended to be short lived and we believe structural challenges, such as accounting practices for valuing intangible assets, have made traditional methods for classifying stocks outdated and can potentially contribute to the underperformance of value stocks. At the same time, certain companies that are benefiting from secular growth and have potential to generate earnings expansion also have exposure to end markets, such as travel and leisure, that can benefit from economic re-openings. We believe that by pursuing such opportunities, we may not have to sacrifice quality and long-term growth potential when anticipating a rebound in depressed areas of the economy.

Portfolio Matters
Alger Mid Cap Growth Portfolio
The Alger Mid Cap Growth Portfolio returned 64.63% for the fiscal twelve-month period ended December 31, 2020, compared to the 35.59% return of its benchmark, the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Consumer Discretionary and the largest underweight was Information Technology. The Healthcare and Consumer Discretionary sectors provided the largest contributions to relative performance.

Regarding individual positions, CrowdStrike Holdings, Inc., Cl. A; Forte Biosciences, Inc.; Forte Biosciences, warrants; DexCom, Inc.; and DraftKings, Inc., Cl. A were among the top contributors to performance. DraftKings operates daily fantasy sports contests, a U.S. sportsbook that facilitates sports betting and an online casino product called i-gaming, which offers blackjack, roulette and slots. DraftKings leverages its 12 million daily fantasy sports users to cross sell its emerging online sportsbook and i-gaming products in states that have legalized internet gambling. In our view, the company is the only vertically integrated pure play on the legalization of U.S. sports betting. DraftKings recently merged with SBTech, a betting engine risk-management software platform, and the resulting entity’s stock began trading as DraftKings in late April, which fueled investor discovery of the company. DraftKings shares outperformed in the second quarter in response to investors appreciating the long-term growth prospects of the online gambling market and DraftKings’ strong position in this market. DraftKings is also benefiting from a strong acceleration in the company’s i-gaming business due to the shift from brick-and-mortar gambling to online channels, a result of casino closures because of Covid-19. Additionally, some states that have experienced budget shortfalls due to Covid-19 and economic shutdowns have accelerated their efforts to legalize online gambling to create new sources of tax revenue.

Detractors from Performance

The Consumer Staples and Industrials sectors were among the sectors that detracted from results. Regarding individual positions, Bed Bath & Beyond, Inc.; Live Nation Entertainment, Inc.; Middleby Corp.; TransDigm Group, Inc.; and Tolero CDR/REC were among the top detractors from performance. Middleby designs, manufactures, markets, distributes and services a range of food service, food processing and kitchen equipment for commercial and residential customers in the U.S., Canada, Asia, Europe and Latin America. An established supplier of ovens, ranges, refrigeration and other equipment for brand restaurant chains, Middleby’s stock price fell significantly as many of these large customers closed due to Covid-19. We believe it is going to take time for in-house dining restaurants to be ready to make capital purchases.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Mid Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal twelve-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of December 31, 2020. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the 12-month fiscal period.

Risk Disclosure

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Industrial companies may be impacted by supply and demand for their products, government regulations, technological developments, and government spending. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses.

For a prospectus containing this and other information about the Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC. NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•
The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 26 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

•
The Russell Midcap Growth Index measures the performance of the mid cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•
The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

•
The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ALGER MID CAP GROWTH PORTFOLIO
Fund Highlights Through December 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2020. Figures for each of the Alger Mid Cap Growth Portfolio Class I-2 shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

ALGER MID CAP GROWTH PORTFOLIO
Fund Highlights Through December 31, 2020 (Unaudited)

PERFORMANCE COMPARISON AS OF 12/31/20
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 5/3/1993
Class I-2 (Inception 5/3/93)	64.63%	21.07%	14.88%	12.37%
Class S (Inception 5/1/02)(i)	64.26%	20.58%	14.44%	12.05%
Russell Midcap Growth Index	35.59%	18.66%	15.04%	11.19%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the Portfolio or contract level for the cost of the insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i)
Since inception returns are calculated from the Class I-2 shares inception date. Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

PORTFOLIO SUMMARY†
December 31, 2020 (Unaudited)

SECTORS/SECURITY TYPES	Alger Mid Cap Growth Portfolio
Communication Services	4.7%
Consumer Discretionary	17.2
Consumer Staples	1.5
Financials	3.3
Healthcare	21.8
Industrials	12.1
Information Technology	31.5
Materials	1.0
Real Estate	3.6
Total Equity Securities	96.7
Short-Term Investments and Net Other Assets	3.3
100.0%

†	Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2020

COMMON STOCKS—90.6%	SHARES	VALUE
AEROSPACE & DEFENSE—2.1%
HEICO Corp.	12,421	$1,644,540
Teledyne Technologies, Inc.*	2,807	1,100,288
TransDigm Group, Inc.*	2,459	1,521,752
		4,266,580
AGRICULTURAL & FARM MACHINERY—0.5%
Hydrofarm Holdings Group, Inc.*	19,414	1,020,788
APPAREL ACCESSORIES & LUXURY GOODS—2.2%
Lululemon Athletica, Inc.*	5,486	1,909,292
Moncler SpA	32,248	1,982,384
Ralph Lauren Corp., Cl. A	6,226	645,885
		4,537,561
APPAREL RETAIL—0.5%
Burlington Stores, Inc.*	3,990	1,043,585
APPLICATION SOFTWARE—15.8%
ANSYS, Inc.*	8,142	2,962,060
Atlassian Corp. PLC, Cl. A*	6,594	1,542,139
Avalara, Inc.*	5,925	976,973
Benefitfocus, Inc.*	53,726	777,952
Bill.com Holdings, Inc.*	14,207	1,939,256
Cadence Design Systems, Inc.*	24,506	3,343,354
Coupa Software, Inc.*	7,275	2,465,570
DocuSign, Inc., Cl. A*	14,924	3,317,605
Dynatrace, Inc.*	35,788	1,548,547
Fair Isaac Corp.*	3,132	1,600,577
Five9, Inc.*	14,450	2,520,080
Palantir Technologies, Inc., Cl. A*,(a)	56,424	1,111,096
Paycom Software, Inc.*	6,132	2,773,197
PTC, Inc.*	17,740	2,121,881
RealPage, Inc.*	21,419	1,868,594
Vertex, Inc., Cl. A*	47,137	1,642,724
		32,511,605
BIOTECHNOLOGY—4.9%
BioMarin Pharmaceutical, Inc.*	12,450	1,091,741
Exact Sciences Corp.*	6,872	910,471
Forte Biosciences, Inc.*	66,689	2,428,147
Genmab AS#,*	35,893	1,459,409
Invitae Corp.*	20,578	860,366
Natera, Inc.*	24,284	2,416,744
Twist Bioscience Corp.*	7,335	1,036,362
		10,203,240
CASINOS & GAMING—2.9%
DraftKings, Inc., Cl. A*	66,782	3,109,370
Flutter Entertainment PLC	4,894	1,012,338
Penn National Gaming, Inc.*	20,982	1,812,215
		5,933,923

THE ALGER PORTFOLIOS ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2020 (Continued)

COMMON STOCKS—90.6% (CONT.)	SHARES	VALUE
CONSUMER FINANCE—1.5%
dMY Technology Group, Inc. II, Cl. A*	176,531	$3,105,180
DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Square, Inc., Cl. A*	9,094	1,979,218
DISTRIBUTORS—0.9%
Pool Corp.	4,978	1,854,305
DIVERSIFIED SUPPORT SERVICES—2.7%
Cintas Corp.	4,560	1,611,778
Copart, Inc.*	30,448	3,874,508
		5,486,286
EDUCATION SERVICES—0.6%
Chegg, Inc.*	13,437	1,213,764
ELECTRICAL COMPONENTS & EQUIPMENT—1.3%
AMETEK, Inc.	12,978	1,569,559
Generac Holdings, Inc.*	4,579	1,041,311
		2,610,870
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.2%
Keysight Technologies, Inc.*	12,735	1,682,166
Trimble, Inc.*	42,474	2,835,989
		4,518,155
FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
The Scotts Miracle-Gro Co.	5,300	1,055,442
FINANCIAL EXCHANGES & DATA—0.9%
MarketAxess Holdings, Inc.	3,161	1,803,540
FOOD DISTRIBUTORS—1.5%
US Foods Holding Corp.*	90,472	3,013,622
HEALTHCARE EQUIPMENT—5.1%
ABIOMED, Inc.*	3,717	1,205,051
CryoPort, Inc.*	40,112	1,760,115
DexCom, Inc.*	4,357	1,610,870
Insulet Corp.*	9,576	2,447,913
Masimo Corp.*	6,347	1,703,408
Nevro Corp.*	5,792	1,002,595
Tandem Diabetes Care, Inc.*	9,163	876,716
		10,606,668
HEALTHCARE SERVICES—1.3%
Guardant Health, Inc.*	20,817	2,682,895
HEALTHCARE SUPPLIES—2.1%
Align Technology, Inc.*	2,969	1,586,574
Quidel Corp.*	7,382	1,326,176
Silk Road Medical, Inc.*	23,280	1,466,175
		4,378,925
HEALTHCARE TECHNOLOGY—2.4%
Teladoc Health, Inc.*	7,912	1,582,084
Veeva Systems, Inc., Cl. A*	12,413	3,379,439
		4,961,523

THE ALGER PORTFOLIOS ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2020 (Continued)

COMMON STOCKS—90.6% (CONT.)	SHARES	VALUE
HOMEFURNISHING RETAIL—0.7%
Williams-Sonoma, Inc.	14,247	$1,450,915
HOTELS RESORTS & CRUISE LINES—0.4%
Extended Stay America, Inc.	61,142	905,513
INDUSTRIAL MACHINERY—0.6%
The Middleby Corp.*	10,175	1,311,761
INTERACTIVE HOME ENTERTAINMENT—1.1%
Activision Blizzard, Inc.	18,085	1,679,193
Take-Two Interactive Software, Inc.*	2,718	564,773
		2,243,966
INTERACTIVE MEDIA & SERVICES—1.9%
Pinterest, Inc., Cl. A*	60,271	3,971,859
INTERNET & DIRECT MARKETING RETAIL—5.4%
Booking Holdings, Inc.*	487	1,084,680
Etsy, Inc.*	9,088	1,616,846
Farfetch Ltd., Cl. A*	35,723	2,279,485
Fiverr International Ltd.*	5,165	1,007,692
Magnite, Inc.*	102,270	3,140,712
MercadoLibre, Inc.*	1,251	2,095,700
		11,225,115
INTERNET SERVICES & INFRASTRUCTURE—3.2%
Okta, Inc., Cl. A*	7,414	1,885,084
Shopify, Inc., Cl. A*	1,691	1,914,127
Twilio, Inc., Cl. A*	3,267	1,105,879
VeriSign, Inc.*	7,799	1,687,704
		6,592,794
LEISURE FACILITIES—1.0%
Vail Resorts, Inc.	7,089	1,977,547
LEISURE PRODUCTS—1.1%
Peloton Interactive, Inc., Cl. A*	14,578	2,211,774
LIFE SCIENCES TOOLS & SERVICES—3.6%
Bio-Techne Corp.	11,390	3,616,894
Lonza Group AG	2,538	1,634,711
Repligen Corp.*	10,785	2,066,730
		7,318,335
METAL & GLASS CONTAINERS—0.5%
Ball Corp.	11,362	1,058,711
MOVIES & ENTERTAINMENT—1.7%
Live Nation Entertainment, Inc.*	8,225	604,373
Roku, Inc., Cl. A*	8,919	2,961,286
		3,565,659
PHARMACEUTICALS—0.5%
Green Thumb Industries, Inc.*	44,686	1,094,294
REGIONAL BANKS—0.9%
SVB Financial Group*	4,886	1,894,937

THE ALGER PORTFOLIOS ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2020 (Continued)

COMMON STOCKS—90.6% (CONT.)	SHARES	VALUE
RESEARCH & CONSULTING SERVICES—3.0%
CoStar Group, Inc.*	3,227	$2,982,651
Verisk Analytics, Inc., Cl. A	14,932	3,099,734
		6,082,385
RESTAURANTS—1.5%
Chipotle Mexican Grill, Inc., Cl. A*	1,451	2,012,116
Shake Shack, Inc., Cl. A*	11,734	994,809
		3,006,925
SEMICONDUCTOR EQUIPMENT—3.4%
KLA Corp.	7,333	1,898,587
Lam Research Corp.	5,493	2,594,179
SolarEdge Technologies, Inc.*	8,117	2,590,297
		7,083,063
SEMICONDUCTORS—2.6%
Advanced Micro Devices, Inc.*	33,884	3,107,502
Universal Display Corp.	10,132	2,328,333
		5,435,835
SYSTEMS SOFTWARE—2.8%
Crowdstrike Holdings, Inc., Cl. A*	20,630	4,369,847
Palo Alto Networks, Inc.*	4,122	1,464,917
		5,834,764
TRUCKING—1.9%
Old Dominion Freight Line, Inc.	7,925	1,546,802
Uber Technologies, Inc.*	46,769	2,385,219
		3,932,021
TOTAL COMMON STOCKS
(Cost $122,188,565)		186,985,848
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(b),(c)	170,419	25,563
(Cost $766,885)		25,563
WARRANTS—1.8%	SHARES	VALUE
BIOTECHNOLOGY—1.8%
Forte Biosciences, Inc., 2/20/21*,@	147,399	3,809,674
(Cost $0)		3,809,674
RIGHTS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Tolero CDR*,@,(b),(d)	425,098	293,318
(Cost $227,341)		293,318
REAL ESTATE INVESTMENT TRUST—3.6%	SHARES	VALUE
RETAIL—0.9%
Simon Property Group, Inc.	20,981	1,789,260

THE ALGER PORTFOLIOS ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2020 (Continued)

REAL ESTATE INVESTMENT TRUST—3.6% (CONT.)	SHARES	VALUE
SPECIALIZED—2.7%
Crown Castle International Corp.	34,937	$5,561,621
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $7,214,284)		7,350,881
SPECIAL PURPOSE VEHICLE—0.6%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.6%
Crosslink Ventures Capital LLC, Cl. A*,@,(b),(c)	35	875,000
Crosslink Ventures Capital LLC, Cl. B*,@,(b),(c)	13	325,000
		1,200,000
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,200,000)		1,200,000
Total Investments
(Cost $131,597,075)	96.7%	$199,665,284
Affiliated Securities (Cost $1,966,885)		1,225,563
Unaffiliated Securities (Cost $129,630,190)		198,439,721
Other Assets in Excess of Liabilities	3.3%	6,748,774
NET ASSETS	100.0%	$206,414,058

#	American Depositary Receipts.
*	Non-income producing security.
(a)	Restricted security - Security restricted from resale until the public disclosure of the company’s financial results for the year ended December 31, 2020.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c)	Deemed an affiliate of the Portfolio in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(d)	Contingent Deferred Rights.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 12/31/2020
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$875,000	0.50%	$875,000	0.42%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	325,000	0.18%	325,000	0.16%
Forte Biosciences, Inc., Warrants	2/19/20	0	0.00%	3,809,674	1.85%
Palantir Technologies, Inc., Cl. A	10/1/20	371,376	0.21%	1,111,096	0.54%
Prosetta Biosciences, Inc., Series D	2/6/15	766,885	0.50%	25,563	0.01%
Tolero CDR	2/6/17	227,341	0.18%	293,318	0.14%
Total				$6,439,651	3.12%

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities December 31, 2020

	Alger Mid Cap Growth Portfolio
ASSETS:	$198,439,721
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	1,225,563
Cash and cash equivalents	7,061,750
Receivable for shares of beneficial interest sold	39,072
Dividends and interest receivable	36,263
Prepaid expenses	23,019
Total Assets	206,825,388

LIABILITIES:
Payable for shares of beneficial interest redeemed	187,333
Accrued investment advisory fees	130,806
Accrued printing fees	43,556
Accrued professional fees	15,675
Accrued custodian fees	3,407
Accrued fund accounting fees	15,030
Accrued transfer agent fees	2,053
Accrued distribution fees	968
Accrued administrative fees	4,733
Accrued shareholder administrative fees	1,721
Accrued other expenses	6,048
Total Liabilities	411,330
NET ASSETS	$206,414,058
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	125,973,532
Distributable earnings	80,440,526
NET ASSETS	$206,414,058
* Identified cost	$129,630,190	(a)
** Identified cost	$1,966,885	(a)

See Notes to Financial Statements.

(a) At December 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $133,463,331, amounted to $66,201,953, which consisted of aggregate gross unrealized appreciation of $69,787,690 and aggregate gross unrealized depreciation of $3,585,737.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities December 31, 2020 (Continued)

Alger Mid Cap Growth Portfolio
NET ASSETS BY CLASS:
Class I-2	$201,802,759
Class S	$4,611,299
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	6,068,708
Class S	153,162

NET ASSET VALUE PER SHARE:
Class I-2	$33.25
Class S	$30.11

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Operations for the year ended December 31, 2020

Alger Mid Cap Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$658,638
Interest	6,404
Total Income	665,042
EXPENSES:
Investment advisory fees — Note 3(a)	1,186,274
Distribution fees — Note 3(c)
Class S	9,174
Shareholder administrative fees — Note 3(f)	15,609
Administration fees — Note 3(b)	42,924
Custodian fees	18,623
Interest expenses	213
Transfer agent fees — Note 3(f)	8,996
Printing fees	50,770
Professional fees	55,510
Registration fees	25,949
Trustee fees — Note 3(g)	4,816
Fund accounting fees	70,546
Other expenses	16,543
Total Expenses	1,505,947
NET INVESTMENT LOSS	(840,905)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	34,346,736
Net realized loss on foreign currency transactions	(355)
Net change in unrealized appreciation on unaffiliated investments	48,801,594
Net change in unrealized depreciation on affiliated investments	(155,081)
Net change in unrealized appreciation on foreign currency	29
Net realized and unrealized gain on investments and foreign currency	82,992,923
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,152,018
* Foreign withholding taxes	$1,981

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Operations for the year ended December 31, 2020

	Alger Mid Cap Growth Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net investment loss	$(840,905)	$(385,949)
Net realized gain on investments and foreign currency	34,346,381	17,336,377
Net change in unrealized appreciation on investments and foreign currency	48,646,542	18,628,983
Net increase in net assets resulting from operations	82,152,018	35,579,411

Dividends and distributions to shareholders:
Class I-2	(21,875,485)	(14,475,858)
Class S	(549,330)	(384,147)
Total dividends and distributions to shareholders	(22,424,815)	(14,860,005)

Increase (decrease) from shares of beneficial interest transactions — Note 6:
Class I-2	9,761,073	(3,901,896)
Class S	(41,639)	(181,796)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	9,719,434	(4,083,692)
Total increase	69,446,637	16,635,714

Net Assets:
Beginning of period	136,967,421	120,331,707
END OF PERIOD	$206,414,058	$136,967,421

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statements of Changes in Net Assets

	Class I-2
Alger Mid Cap Growth Portfolio	Year ended 12/31/2020	Year ended 12/31/2019	Year ended 12/31/2018	Year ended 12/31/2017	Year ended 12/31/2016
Net asset value, beginning of period	$22.69	$19.55	$25.00	$19.70	$19.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.14)	(0.06)	(0.13)	(0.06)	0.02
Net realized and unrealized gain (loss) on investments	14.73	5.94	(1.69)	5.92	0.17
Total from investment operations	14.59	5.88	(1.82)	5.86	0.19
Distributions from net realized gains	(4.03)	(2.74)	(3.63)	(0.56)	–
Net asset value, end of period	$33.25	$22.69	$19.55	$25.00	$19.70
Total return	64.63%	30.26%	(7.44)%	29.79%	0.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$201,803	$133,678	$117,338	$136,889	$115,818
Ratio of net expenses to average net assets	0.96%	1.01%	1.01%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.53)%	(0.26)%	(0.49)%	(0.24)%	0.10%
Portfolio turnover rate	186.21%	189.22%	131.42%	111.09%	118.99%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period

	Class S
Alger Mid Cap Growth Portfolio	Year ended 12/31/2020	Year ended 12/31/2019	Year ended 12/31/2018	Year ended 12/31/2017	Year ended 12/31/2016
Net asset value, beginning of period	$20.83	$18.21	$23.64	$18.74	$18.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.18)	(0.16)	(0.23)	(0.15)	(0.07)
Net realized and unrealized gain (loss) on investments	13.49	5.52	(1.57)	5.61	0.16
Total from investment operations	13.31	5.36	(1.80)	5.46	0.09
Distributions from net realized gains	(4.03)	(2.74)	(3.63)	(0.56)	–
Net asset value, end of period	$30.11	$20.83	$18.21	$23.64	$18.74
Total return	64.26%	29.63%	(7.79)%	29.18%	0.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,611	$3,289	$2,994	$3,877	$3,739
Ratio of net expenses to average net assets	1.18%	1.48%	1.46%	1.43%	1.44%
Ratio of net investment loss to average net assets	(0.75)%	(0.73)%	(0.94)%	(0.68)%	(0.37)%
Portfolio turnover rate	186.21%	189.22%	131.42%	111.09%	118.99%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Growth & Income Portfolio, Alger Mid Cap Growth Portfolio, Alger Weatherbie Specialized Growth Portfolio, Alger Small Cap Growth Portfolio and Alger Balanced Portfolio (collectively, the “Portfolios”). These financial statements include only the Alger Mid Cap Growth Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

The Portfolio offers Class I-2 shares and Class S shares. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a)      Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (the “Board”). Investments held by the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00
p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Portfolio having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Portfolio’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Portfolio may significantly differ from the valuations that would have been assigned by the Portfolio had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Portfolio’s investment adviser and officers of the Fund. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and the previous day’s price.

(b)      Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)      Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)      Foreign Currency Transactions: The books and records of the Portfolio are maintained in

U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

(e)      Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets including borrowings, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Portfolio’s Custodian (“Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31, 2020.

(f)      Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.

Dividends from net investment income, if available, are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each  share  class  is  treated  separately  in  determining  the    amounts    of dividends  from  net  investment  income    payable    to    holders    of    its    shares. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(g)      Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2017-2020. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h)      Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of the Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(i)      Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

(j)      Recent Accounting Pronouncements: In August 2018, FASB issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has complied with ASU 2018-13 for the year ended December 31, 2020, resulting in (1) new disclosures for the total unrealized gain or loss attributable to fair value changes in Level 3 securities, and (2) the elimination of the disclosure of (a) the reasons for and amounts of transfers between Level 1 and Level 2, and (b) the Portfolio’s valuation processes for Level 3 securities.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)      Investment Advisory Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended December 31, 2020, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Mid Cap Growth Portfolio(a)	0.76%	0.70%	0.76%

(a)	Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

(b)      Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.

(c)      Distribution Fees: The Fund has adopted a Distribution Plan pursuant to which Class S shares of the Portfolio pay Fred Alger & Company, LLC, the Fund’s distributor and an affiliate of Alger Management, (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the average daily net assets of the Class S shares of the Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

(d)      Brokerage Commissions: During the year ended December 31, 2020, the Portfolio paid Fred Alger & Company, LLC, the Fund’s distributor and affiliate of Alger Management (the “Distributor” or “Alger LLC”), $56,813 in connection with securities transactions.

(e)      Interfund Loans: The Portfolio, along with other funds in the Alger Fund Complex (as defined below), may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of December 31, 2020.

During the year ended December 31, 2020, the Portfolio incurred interfund loan interest expenses of $209, which is included in interest expenses in the accompanying Statement of Operations.

(f)      Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for providing administrative oversight of, the Portfolio’s transfer agent, and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g)      Trustee Fees: For 2020, each trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) received a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

On December 15, 2020, the Board of Trustees approved the following changes in Trustee compensation. Effective January 1, 2021, each Independent Trustee receives a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $20,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h)      Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC. There were no interfund trades during the year ended December 31, 2020.

(i)      Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. No shares of the Portfolio were held by Alger Management and its affiliated entities as of December 31, 2020.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the year ended December 31, 2020, were as follows:

	PURCHASES	SALES
Alger Mid Cap Growth Portfolio	$283,522,994	$300,446,828

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowings:

The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Portfolio may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(e). For the year ended December 31, 2020, the Portfolio had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Mid Cap Growth Portfolio	$19,473	1.09%

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

The highest amount borrowed from the Custodian and other funds during the year ended December 31, 2020 by the Portfolio was as follows:

HIGHEST BORROWING
Alger Mid Cap Growth Portfolio	$2,302,000

NOTE 6 — Share Capital:

The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class. During the year ended December 31, 2020 and the year ended December 31, 2019, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2020		FOR THE YEAR ENDED DECEMBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	1,213,038	$32,397,376	653,843	$15,876,427
Dividends reinvested	669,230	21,796,860	643,492	14,427,090
Shares redeemed	(1,704,021)	(44,433,163)	(1,407,686)	(34,205,413)
Net increase (decrease)	178,247	$9,761,073	(110,351)	$(3,901,896)
Class S:
Shares sold	14,870	$434,119	1,119	$24,865
Dividends reinvested	18,628	549,330	18,666	384,147
Shares redeemed	(38,255)	(1,025,088)	(26,323)	(590,808)
Net decrease	(4,757)	$(41,639)	(6,538)	$(181,796)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2020 and the year ended December 31, 2019 were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2020	FOR THE YEAR ENDED DECEMBER 31, 2019
Alger Mid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	$8,254,103	$—
Long-term capital gain	14,170,712	14,860,005
Total distributions paid	$22,424,815	$14,860,005

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2020, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Mid Cap Growth Portfolio
Undistributed ordinary income	$11,180,266
Undistributed long-term gains	3,062,280
Net accumulated earnings	14,242,546
Capital loss carryforwards	—
Late year ordinary loss deferral	—
Net unrealized appreciation	66,197,980
Total accumulated earnings	$80,440,526

At December 31, 2020, the Portfolio, for federal income tax purposes, had no capital loss carryforwards and no capital loss carryforwards were utilized in 2020.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolio, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2020:

Alger Mid Cap Growth Portfolio
Distributable earnings	$24,342
Paid-in Capital	$(24,342)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of December 31, 2020, the Portfolio has determined that presenting them by security type and sector is appropriate.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$9,781,484	$9,781,484	$—	$—
Consumer Discretionary	35,360,927	32,366,205	2,994,722	—
Consumer Staples	3,013,622	3,013,622	—	—
Financials	6,803,657	6,803,657	—	—
Healthcare	41,245,880	39,611,169	1,634,711	—
Industrials	24,710,691	24,710,691	—	—
Information Technology	63,955,434	62,844,338	1,111,096	—
Materials	2,114,153	2,114,153	—	—
TOTAL COMMON STOCKS	$186,985,848	$181,245,319	$5,740,529	$—
PREFERRED STOCKS
Healthcare	25,563	—	—	25,563
WARRANTS
Healthcare	3,809,674	—	3,809,674	—
RIGHTS
Healthcare	293,318	—	—	293,318
REAL ESTATE INVESTMENT TRUST
Real Estate	7,350,881	7,350,881	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	1,200,000	—	—	1,200,000
TOTAL INVESTMENTS IN SECURITIES	$199,665,284	$188,596,200	$9,550,203	$1,518,881

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Common Stocks
Opening balance at January 1, 2020	$72,289
Transfers into Level 3	—
Transfers out of Level 3	(464,517)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	9,517
Purchases and sales
Purchases/Conversions	382,711
Sales	—
Closing balance at December 31, 2020	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2020*	—

Alger Mid Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2020	$513,897
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(105,623)
Purchases and sales
Purchases	—
Sales/Conversions	(382,711)
Closing balance at December 31, 2020	25,563
Net change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2020*	(155,081)

Alger Mid Cap Growth Portfolio	Rights
Opening balance at January 1, 2020	$1,373,067
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,079,749)
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2020	293,318
Net change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2020*	(1,079,749)

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Special Purpose Vehicle
Opening balance at January 1, 2020	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	1,200,000
Sales	—
Closing balance at December 31, 2020	1,200,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2020*	—

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.

The following table provides quantitative information about the Portfolio’s Level 3 fair value measurements of the Portfolio’s investments as of December 31, 2020. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Portfolio’s fair value measurements.

	Fair Value December 31, 2020	Valuation Methodology	Unobservable Input	Input/ Range	Weighted Average
Alger Mid Cap Growth Portfolio
Preferred Stocks	25,563	Income Approach	Discount Rate	72.50%-77.50%	N/A
Rights	293,318	Income Approach	Discount Rate	3.89%-4.77%	N/A
			Probability of Success	0.00%-60.00%	N/A
Special Purpose Vehicle	1,200,000	Cost Approach	Priced at Cost	N/A	N/A

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of December 31, 2020, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents	$7,061,750	68,413	$6,993,337	—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indexes. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no options or other derivative instruments held by the Portfolio throughout the year or as of December 31, 2020.

NOTE 10 — Risk Disclosures:

Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Portfolio and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER PORTFOLIOS Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Portfolio because the Portfolio or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended December 31, 2020. Information regarding the Portfolio’s holdings of such securities is set forth in the following table:

Security	Value at December 31, 2019	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at December 31, 2020
Alger Mid Cap Growth Portfolio
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$180,644	$–	$–	$–	$–	$(155,081)	$25,563
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	–	875,000	–	–	–	–	875,000
Crosslink Ventures Capital LLC, Cl. B	–	325,000	–	–	–	–	325,000
Total	$180,644	$1,200,000	$–	$–	$–	$(155,081)	$1,225,563

NOTE 12 — Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to December 31, 2020 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure other than The Board of Trustees of The Alger Portfolios has authorized a partial closing of Class S shares of the Fund, effective April 30, 2021. Existing investors that hold Class S shares who have an open account with the Fund on April 30, 2021 may continue to invest in additional Class S shares of that Portfolio through exchanges, dividend reinvestment and additional purchases as provided in the Funds’ Prospectuses. A Portfolio may resume sales to all investors (or further suspend sales) at a future date if the Board of Trustees determines that doing so will be in the best interest of shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alger Mid Cap Growth Portfolio and the Board of Trustees of The Alger Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Alger Mid Cap Growth Portfolio, one of the portfolios constituting The Alger Portfolios (the “Fund”), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
New York, New York
February 23, 2021

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2020 and ending December 31, 2020 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Portfolio’s shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Six Months Ended December 31, 2020(a)	Annualized Expense Ratio For the Six Months Ended December 31, 2020(b)
Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,442.20	$5.89	0.96%
	Hypothetical(c)	1,000.00	1,020.31	4.88	0.96
Class S	Actual	1,000.00	1,440.60	7.24	1.18
	Hypothetical(c)	1,000.00	1,019.20	5.99	1.18

(a)	Expenses are equal to the annualized expense ratio of the share class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger Global Focus Fund and The Alger Funds II, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Additional information regarding the Trustees and Officers of the Fund is available in the Fund’s Statement of Additional Information.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited)

Name (Year of Birth) and Address(1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Non-Profit Fundraising Consultant since 2015, Schultz & Williams; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Pennsylvania Ballet; School Committee Member since 2017, Germantown Friends School.	27	Board of Directors, Alger Associates, Inc.; Trustee of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Director since 1997, North Castle Partners (private equity securities group).	27	None
Roger P. Cheever (1945)	Trustee since 2000	Associate Vice President for Principal Gifts from 2008 to 2020, Harvard University.	27	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1986	Retired.	27	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	27	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1986	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non- profit policy research) since 1988.	27	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.
(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund by virtue of her ownership control of Alger Associates, Inc., which controls Alger Management and its affiliates.
(3) “Alger Fund Complex” refers to the Fund and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other four registered investment companies in the Alger Fund Complex.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Fund and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer
Executive Vice President, Chief Operating Officer (“COO”) and Secretary of Alger Management; COO and Secretary of Alger Associates, Inc. and Alger Alternative Holdings, LLC; Director of Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, COO, Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC and Alger Partners Investors KEIGF; Secretary of Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and Director and
Secretary, The Foundation for Alger Families.
		2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer, AML Compliance Officer	Senior Vice President of Alger Management.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Associate Counsel of Alger Management.	2020
Rachel I. Winters (1987) Assistant Secretary	Paralegal and Compliance Officer of Alger Management.	2020

(1) The address of each officer is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.
(2) Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

At a meeting held on September 29, 2020 (Meeting), the Board of Trustees (Board) of The Alger Portfolios (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, LLC (Fred Alger Management) and the Trust, on behalf of the Fund (the Management Agreement), for an additional one-year period. The Independent Trustees received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Board considered the information provided to it about the series of the Trust together, and each series separately, as the Board deemed appropriate. Fred Alger Management is referred to herein as the “Manager.”

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process, as well as information provided in response to a supplemental request list. The materials for the Meeting included a presentation and analysis of the Fund and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm. In addition, prior to the Meeting, the chair of the Board conferred with Independent Trustee counsel about the contract renewal process. The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors. As part of the Board’s review, the Board received and considered information on the impact of the COVID-19 pandemic on the Fund and the Fund’s performance and operations.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Fund. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for the Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted the Manager’s history and expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to address the changing investment landscape. The Board also noted the Manager’s continuing efforts in connection with business continuity plans, including the effectiveness of those plans during the pandemic. The Board further noted the Manager’s engagement with key service providers regarding the COVID-19 pandemic. The Board noted the length of time the Manager had provided services as an investment adviser to the Fund and also noted FUSE’s analysis that certain of the Manager’s offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the strong financial position of the Manager and its commitment to the mutual fund business as evidenced, in part, by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with the Manager.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods. The Board considered the performance returns for the Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. Class I-2 shares (the Fund’s oldest share class) were used as the representative share class for the Fund’s performance results. It was noted that each class of the Fund would have substantially similar returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The Board received a description of the methodology FUSE used to select the mutual funds included in the Peer Universe and Peer Group. The Board noted that long-term performance could be impacted by even one period of significant outperformance or underperformance.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of the Manager discussed with the Trustees the recent and longer term performance of the Fund and the measures that the Manager was in the process of instituting, or had instituted, to seek to improve the performance of the Fund, if necessary. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the Fund and discussed the enhancements FUSE has made to its reports.

The Peer Group for the Fund consisted of the Fund and 14 other mid cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other mid cap growth funds. The Board noted that the Fund’s annualized total return for the one- and three-year periods outperformed the median of its Peer Group, and for the five- and 10-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was in the second quartile of its Peer Universe, and for the five- and 10-year periods was in the third quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and 10-year periods. The Board concluded that the Fund’s performance was acceptable.

Comparative Fees and Expenses

The Board considered the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of the Fund in comparison to the median Management Rate of the Fund’s Peer Group. FUSE fee data was based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board noted that the independent analysis conducted by FUSE was an appropriate measure of comparative fees and expenses. The FUSE Management Rate included administrative charges. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Group. The Board discussed those factors that could contribute to a Fund’s total expense ratio or management fee being above the median of the Fund’s Peer Group, including, for example, considerations related to unique or specialty strategies and related costs to implement such strategies, the nature and quality of services provided by the Manager, and strategy capacity considerations.

The Board noted that the Management Rate for the Fund was better than the median and in the second quartile of its Peer Group.

The Board reviewed and considered information regarding the Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio of the Fund in comparison to the median expense ratio of the Fund’s Peer Group. The total net expense ratio, for comparative consistency, was shown for Class I-2 for the Fund and for similarly structured share classes for funds in the Peer Group with multiple classes of shares.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted that the total net expense ratio for the Fund was above the median and in the fourth (most expensive) quartile of its Peer Group.

The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered overall profitability, as well as the profits, of the Manager and its affiliates in providing investment management and other services to the Fund during the year ended June 30, 2020. The Board also reviewed the profitability methodology and the changes thereto, noting that management applies its methods consistently from year to year.

The Board noted that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining the Manager’s profitability. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted the existence of management fee breakpoints for the Fund, which operate to share economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of the Manager allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for the Fund, to the extent economies of scale may be realized by the Manager and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoints in place for the Fund.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•   Social Security number and
•   Account balances and
•   Transaction history and
•   Purchase history and
•   Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
•   Open an account or
•   Make deposits or withdrawals from your account or
•   Give us your contact information or
•   Provide account information or
•   Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
•   sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
•   affiliates from using your information to market to you
•   sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•  Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Portfolio uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Portfolio’s website at http://www.alger. com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Portfolio routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Portfolio versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust established a liquidity risk management program (the “LRMP”) in December 2018 and the Board, including a majority of the Independent Trustees, appointed the Investment Manager as the administrator of the LRMP. The Board, including a majority of the Independent Trustees, formally approved the LRMP in May of 2019. The Investment Manager administers the LRMP through a Liquidity Risk Committee (the “Committee”) that is chaired by the Investment Manager’s Chief Compliance Officer, who also serves as the Trust’s Chief Compliance Officer. The Board also approved an agreement with Intercontinental Exchange (“ICE”), a third-party vendor that assists the Funds with liquidity classifications required by Rule 22e-4. The Committee is responsible for assessing the liquidity risk of Fund, subject to the oversight of the Investment Manager. The Committee reviews daily investment classification reports, continuously monitors Fund’s liquidity risk, and meets at least quarterly.

The Board met to review the LRMP pursuant to Rule 22e-4 and at such meeting Trust’s Chief Compliance Officer, on behalf of the Investment Manager as the administrator of the LRMP, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2019 through November 30, 2020 (the “Review Period”).

The Report stated that the Committee assessed Fund’s liquidity risk by considering qualitative factors such as Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of Funds’ liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size and market price impact. The Report described the process for determining that Fund primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on certain Funds’ portfolios in light of the market volatility caused by the global pandemic, and it was concluded that each Fund remained primarily highly liquid.

The Report concluded during the Review Period that the Trust’s LRMP is operating effectively, and is adequate and effectively implemented.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, LLC
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Mid Cap Growth Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

MidCapAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
December 31, 2020	$29,600
December 31, 2019	$29,600

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
December 31, 2020	$5,000
December 31, 2019	$5,000

d) All Other Fees:
December 31, 2020	$1,972
December 31, 2019	$1,972

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

   2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:
December 31, 2020	$232,670, €72,885
December 31, 2019	$230,152, €75,612

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

(a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

               Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Mid Cap Growth Portfolio

By:	/s/Hal Liebes

Hal Liebes

President

Date:	February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date:	February 19, 2021

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:	February 19, 2021